SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

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                                    FORM 8-K

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                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15 (d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

       Date of report (Date of earliest event reported): October 29, 2003

                            MS Structured Asset Corp.
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               (Exact Name of Registrant as Specified in Charter)

         Delaware                       333-64879               13-4026700
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 (State or Other Jurisdiction         (Commission File          (IRS Employer
      of Incorporation)                   Number)            Identification No.)

         1585 Broadway, New York, New York                            10036
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   (Address of Principal Executive Offices)                         (Zip Code)

     Registrant's telephone number, including area code: 212-761-2520

                                 Not Applicable
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          (Former Name or Former Address, if Changed Since Last Report

Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits

Exhibit 5.1 Validity Opinion of Cleary, Gottlieb, Steen & Hamilton for Class B Units

Exhibit 23.1      Consent of Cleary, Gottlieb, Steen & Hamilton (included in
                  Exhibit 5.1)

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereto duly authorized.

Date: November 18, 2003

                                          MS STRUCTURED ASSET CORP.
                                          (Registrant)


                                          By: /s/ John Kehoe
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                                          Name:  John Kehoe
                                          Title: Vice President

                                  EXHIBIT INDEX

Exhibit 5.1       Validity Opinion of Cleary, Gottlieb, Steen & Hamilton

Exhibit 23.1      Consent of Cleary, Gottlieb, Steen & Hamilton (included in
                  Exhibit 5.1)